UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event report): August 9, 2016

EVERTEC, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Puerto Rico	001-35872	66-0783622
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

Cupey Center Building, Road 176 Kilometer 1.3, San Juan, Puerto Rico		00926
(Address of principal executive offices)		(Zip Code)

(787) 759-9999

(Registrant’s telephone number, including area code)

Not applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On February 3, 2016 Evertec, Inc. (“Evertec” or the “Company”) announced in a Current Report on Form 8-K that the Department of Justice of the Commonwealth of Puerto Rico (the “P.R. DOJ”) announced during a hearing before the Puerto Rico House of Representatives that it had initiated a formal investigation into whether the Company has engaged in conduct that interferes with free competition with respect to the products and services it provides within the Commonwealth of Puerto Rico and which conduct could constitute a violation of the Puerto Rico Anti-Monopoly Act, Law 77 of June 25, 1964 (the “Act”).

Today Evertec received official confirmation that the P.R. DOJ has formally closed its investigation of the Company and has concluded that Evertec has not engaged in conduct that interferes with free competition with respect to the products and services, including merchant acquiring and payment processing, it provides within the Commonwealth of Puerto Rico and has not violated the Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVERTEC, Inc. (Registrant)

Date: August 9, 2016	By:	/s/ Arturo Díaz-Abramo
Name: Arturo Díaz-Abramo Title: Senior Vice President & General Counsel